The Alpha BrandsTM Consumption Leaders ETF Trading Symbol: LOGO Listed on The Nasdaq Stock Market, LLC Summary Prospectus May 21, 2025 www.logoetf.com

Before you invest, you may want to review the The Alpha BrandsTM Consumption Leaders ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated May 21, 2025 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.logoetf.com. You can also get this information at no cost by calling at (855) 907-7444 or by sending an e-mail request to info@logoetf.com.

Investment Objective

The Alpha Brands™ Consumption Leaders ETF (the “Fund”) has a primary investment objective to seek long-term capital appreciation. The Fund’s secondary investment objective is to seek to preserve capital during adverse market conditions.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.69%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.69%

(1)	The Fund’s investment adviser, Tidal Investments LLC (the “Adviser”), a Tidal Financial Group company, will pay, or require a sub-adviser to pay, all of the Fund’s expenses, except for the following: advisory and sub-advisory fees, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses.

(2)	Based on estimated amounts for the current fiscal year.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$70	$221

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

Overview

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in stocks of companies that, in the view of the Fund’s investment sub-adviser, Accuvest Global Advisors Inc. (the “Sub-Adviser”), are leading and/or attractive brands serving consumption focused industries as identified by the Sub-Adviser. In selecting these companies, the Sub-Adviser uses fundamental and technical analyses (as described below).

The Fund’s strategy is based on a consumption theme. This theme is based on the premise that household consumption and business innovation spending (i.e., capital expenditures, research and development spending, etc.) drives every major economy, including the U.S. economy.

Consumption habits for consumers and businesses are often influenced by brand loyalty and brand relevancy, among other factors, such as technological superiority, business spending trends, demographics, consumer balance sheet health, and income levels. The overall focus of the Fund is to allocate to industries with large concentrations of consumption leading companies (i.e., companies with dominant market share and high brand relevancy, as well as companies that the Sub-Adviser has identified as having the potential to become future consumption leading companies). Examples of the types of companies tied to this consumption theme include, but are not limited to, e-commerce companies, home improvement retail companies, and discount apparel and home goods retail companies.

Brands are intangible assets owned by companies that often represent products and services to an end user. Companies market these products and services under a unique product name or “brand” that has built an emotional connection with customers over time and with large amounts of advertising dollars. Leading brands have become integral to daily life, often earning trust, loyalty, and respect from consumers. In business-to-business settings, leading brands also often become dominant market share owners because of technological superiority versus competitors, network effects (i.e., increased value in a product or service when more people use it), pricing power (i.e., the ability to increase prices without losing more than a marginal amount of customers), high switching cost (e.g., large costs for customers to switch to competitors) or other competitive advantages. Blending consumer-focused brands in the Fund’s portfolio alongside business-to-business brands is designed to broaden the total market opportunity of the Fund.

The Fund may also allocate up to 20% of its assets to high-quality short-term government or corporate obligations (and ETFs that invest in these securities), money market instruments and/or shares of money market mutual funds when the Sub-Adviser believes equity markets are heading into or experiencing higher volatility or bouts of short-term uncertainty and believes such an allocation will offer the Fund the best opportunity to achieve its investment objective.

Investment Universe

The Fund’s investment universe is formed from 70 or more sub-industries, across all sectors, that are determined by the Sub-Adviser to have a large number of companies focused directly or indirectly on providing products and services to consumers or other businesses, and therefore tied directly to the consumption theme, which is discussed more fully in the “Overview” section above. Examples of services that companies provide to consumers or other businesses include, but are not limited to, travel booking services, event services, such as ticketing, and digital streaming services for subscribers.

To identify its investment universe, the Sub-Adviser maintains a detailed, multi-factor quantitative and qualitative dataset that extracts data from company earnings reports, which the Sub-Adviser believes is important in seeking to identify companies operating with high operational efficiencies. This proprietary dataset is based on several factors which are discussed in greater detail in the section of the Prospectus entitled “Additional Information About the Fund’s Principal Investment Strategies.” Companies that rank at the top of these categories are considered “leading” in their industry and included in the investment universe, which the Sub-Adviser refers to as “Consumption Leaders.” Also considered Consumption Leaders are the selected innovator brands (described above).

The Fund’s Portfolio

The Sub-Adviser’s investment methodology seeks to identify companies with high brand relevancy, brand appeal, and dominant market share positions. The Sub-Adviser selects the Fund’s portfolio from the investment universe using a multi-step proprietary investment process. The process uses fundamental analysis (to select securities) and technical analyses (to determine when to buy and sell securities).

1.	Fundamental analysis. This is a method of assessing the intrinsic value of a company by analyzing various economic factors. The Sub-Adviser’s fundamental analysis includes, but is not limited to, an assessment of the company’s:

●	cash flow (i.e., the net amount of cash moving in and out of a company),

●	sales and sales growth,

●	earnings per share (i.e., earnings per outstanding share of a company’s stock during a defined period of time),

●	intangible assets (i.e., a non-physical asset, such as a protected trademark), and

●	additional financial statistics, such as strength of balance sheet (i.e., high assets over liabilities, high total assets over total debt, high cash on balance sheet, low debt to equity ratio), profitability and dividend yield (a financial ratio that indicates how much a company pays out in dividends each year relative to its share price)

The Sub-Adviser believes that selecting the top companies in the investment universe, based on the above criteria, offers a high chance of constructing a portfolio of companies with high brand relevancy, brand appeal, and dominant market share positions.

The Sub-Adviser also seeks to identify tomorrow’s leading brands, called innovator brands, that are generally smaller in market cap, growing faster than established brands, and that offer new or disruptive appeal to consumers or businesses. A company is determined to be an innovator brand, despite having a smaller market capitalization and revenue relative to its peers, if it operates within a consumption focused industry, and (i) is growing much faster relative to its peers as witnessed by sales growth data, (ii) is gaining market share relative to its peers, and/or (iii) the Sub-Adviser has determined that that the company’s offering is technologically superior relative to its peers, likely to result in easy adoption by, and loyalty from, consumers.

2.	Technical analysis. This is a method of analyzing a company’s stock price movements over various time frames to identify favorable buy and sell levels. The Sub-Adviser uses this method to seek to identify the best time to buy or sell a position in particular company. As part of its technical analysis, the Sub-Adviser conducts daily monitoring to identify companies whose stock prices appear overbought (i.e., overvalued) or oversold (attractively priced with poor sentiment). This assessment considers potential extremes in price momentum (e.g., where a company’s recent stock performance may continue in the near future) and investor sentiment (i.e., the current market attitude regarding a stock). The Sub-Adviser’s technical analysis seeks to highlight strong or weak demand for stocks, which the Sub-Adviser views as providing valuable insight that informs its portfolio decisions.

3.	Portfolio Construction. The Fund’s portfolio will typically consist of approximately 25 to 100 companies and employs an active weighting approach. Brands that the Sub-Adviser believes have greater upside potential or attractive defensive qualities will receive higher weightings in the final portfolio.

The Fund may invest in U.S. as well as non-U.S. companies of all market capitalizations, including those located in emerging market countries. The Fund may also invest in depositary receipts, such as American Depositary Receipts (“ADRs”).

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities, including depositary receipts, of Consumption Leaders.

Although the Fund may invest in companies of any market capitalization, it expects that its portfolio companies will have a market capitalization of $1 billion or greater at the time of purchase. The Fund will sell a holding when there is a change in the company’s fundamentals, the target price of the company is met, and/or the Sub-Adviser has identified more attractive investment opportunities. Such sell decisions are informed by the technical analysis described above.

The Fund may invest across sectors but may, at times, have significant exposure to specific sectors. As of the date of this Prospectus, the Fund is expected to have significant exposure to the consumer discretionary and consumer staples sectors. The Fund’s strategy is expected to result in a high annual portfolio turnover rate.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in The Fund.”

Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which they appear.

Equity Market Risk. By virtue of the Fund’s investments in equity securities, the Fund is exposed to common stocks which subjects the Fund to equity market risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests.

Foreign Securities Risk. Investments in securities or other instruments of non-U.S. issuers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient, or liquid as financial markets in the United States, and therefore, the prices of non-U.S. securities and instruments can be more volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which may include the imposition of economic sanctions. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices. Investments in foreign companies’ securities, including investments via depositary receipts, are subject to special risks, including the following:

●	Depositary Receipt Risk. Depositary receipts involve risks similar to those associated with investments in foreign securities and give rise to certain additional risks. Depositary receipts listed on U.S. or foreign exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (Underlying Shares). When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares.

●	Developed Markets Risk. Developed market countries generally tend to rely on the services sectors (e.g., the financial services sector) as the primary source of economic growth and may be susceptible to the risks of individual service sectors. Many developed market countries have heavy indebtedness, which may lead downward pressure on the economies of these countries. As a result, it is possible that interest rates on debt of certain developed countries may rise to levels that make it difficult for such countries to service high debt levels without significant help from other countries or from a central bank. Developed market countries generally are dependent on the economies of certain key trading partners. Changes in any one economy may cause an adverse impact on several developed countries.

●	Emerging Markets Risk. The Fund may invest in securities issued by companies domiciled or headquartered in emerging market nations. Investments in securities traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, currency, or regulatory conditions not associated with investments in U.S. securities and investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund Shares and cause the Fund to decline in value.

Sector Risks. The Sub-Adviser’s investment selection process may result in the allocation of more of the Fund’s investments to a particular sector or sectors in the market. If the Fund invests a significant portion of its total assets in a certain sector or certain sectors, its investment portfolio will be more susceptible to the financial, economic, business, and political developments that affect those sectors than a fund that is more diversified.

●	Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

●	Consumer Staples Sector Risk. The consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Cash and Cash Equivalents Risk. The Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

ETF Risks.

●	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●	Costs of Buying or Selling Shares. Buying or selling Shares involves certain costs, including brokerage commissions, other charges imposed by brokers, and bid-ask spreads. The bid-ask spread represents the difference between the price at which an investor is willing to buy Shares and the price at which an investor is willing to sell Shares. The spread varies over time based on the Shares’ trading volume and market liquidity. The spread is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Due to the costs of buying or selling Shares, frequent trading of Shares may reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

●	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility and there may be widening bid-ask spreads. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant and there may be furthering widening bid-ask spreads.

●	Trading. Although Shares are listed for trading on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s portfolio holdings, which can be significantly less liquid than Shares.

High Portfolio Turnover Risk. The Fund will actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s and Sub-Adviser’s success or failure to implement investment strategies for the Fund. Portfolio managers may rely on poorly chosen, ineffective investment techniques and risk analyses, or apply poor judgement to otherwise effective investment and analysis methods.

Market Capitalization Risk

●	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

●	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole. Some medium capitalization companies have limited product lines, markets, financial resources, and management personnel and tend to concentrate on fewer geographical markets relative to large-capitalization companies.

●	Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

Models and Data Risk. The Sub-Adviser’s evaluation of potential Fund portfolio holdings is heavily dependent on proprietary quantitative models as well as information and data supplied by third parties (Models and Data). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Fund’s portfolio that would have been excluded or included had the Models and Data been correct and complete.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Underlying ETFs Risk. The Fund will incur higher and duplicative expenses when it invests in underlying ETFs. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying ETFs. The Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by the underlying ETFs. Additionally, underlying ETFs are also subject to the “ETF Risks” described herein.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at www.logoetf.com.

Management

Investment Adviser: Tidal Investments LLC (the “Adviser”) serves as investment adviser to the Fund.

Investment Sub-Adviser: Accuvest Global Advisors Inc. (the “Sub-Adviser”) serves as investment sub-adviser to the Fund.

Portfolio Managers: The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

David Garff, Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2025.

Eric M. Clark, Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2025.

Qiao Duan, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2025.

Stephen Foy, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2025.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the Deposit Securities) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the bid price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the bid-ask spread.

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.logoetf.com.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.